SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2016

RLJ LODGING TRUST

(Exact name of registrant as specified in its charter)

Maryland	001-35169	27-4706509
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3 Bethesda Metro Center Suite 1000 Bethesda, MD	20814
(Address of principal executive offices)	(Zip Code)

(301) 280-7777
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 22, 2016, RLJ Lodging Trust (the “Company”) and RLJ Lodging Trust, L.P., the Company’s operating partnership (the “Operating Partnership”), entered into new employment agreements with each of Ross H. Bierkan and Leslie D. Hale in connection with Mr. Bierkan’s appointment as the President and Chief Executive Officer of the Company and Ms. Hale’s appointment as the Chief Operating Officer of the Company, which appointments were previously announced by the Company on August 1, 2016.

Ross H. Bierkan’s Employment Agreement

The Company and the Operating Partnership previously entered into an employment agreement, effective May 14, 2015, with Mr. Bierkan with an initial term of three years.  The new employment agreement entered into with Mr. Bierkan (the “Bierkan Employment Agreement”) supersedes the employment agreement previously entered into between the parties.  Pursuant to the Bierkan Employment Agreement, Mr. Bierkan was appointed as the Company’s President and Chief Executive Officer.

The Bierkan Employment Agreement is effective as of August 22, 2016.  The Bierkan Employment Agreement has a two-year term and provides that both parties may agree no later than 60 days’ prior to the last day of the initial term to renew the Bierkan Employment Agreement for one year.  Mr. Bierkan’s base salary each year will be $700,000, effective May 12, 2016.  Mr. Bierkan is eligible for grants of equity and a cash bonus.  Mr. Bierkan’s target cash bonus is equal to 150% of his base salary for the portion of the year from May 12, 2016 until the end of the fiscal year and for the fiscal years thereafter (with the actual bonus to be determined by the compensation committee).

The Bierkan Employment Agreement also sets forth Mr. Bierkan’s right to severance upon termination of employment.  Regardless of the reason for any termination of employment, Mr. Bierkan is entitled to receive the following benefits: (i) payment of any unpaid portion of his base salary through the effective date of termination; (ii) reimbursement for any outstanding reasonable business expense; (iii) continued insurance benefits to the extent required by law; and (iv) payment of any vested but unpaid rights as may be required independent of the Bierkan Employment Agreement.

In addition to the benefits described above, if the Company terminates Mr. Bierkan’s employment without “cause”, or if Mr. Bierkan resigns for good reason, Mr. Bierkan is entitled to a severance payment of: (i) a pro-rata cash bonus for the year of termination based on the portion of the year that has elapsed and the satisfaction of the performance criteria for such bonus (except in the case of a termination at or after a change of control (as defined in the Company’s equity incentive plan) when satisfaction of the performance criteria is not required); (ii) continued payment of his base salary, as in effect as of his last day of employment, for a period of 36 months; (iii) continued payment for life and health insurance coverage for 24 months to the same extent the Company paid for such coverage immediately prior to termination; (iv) three times his target annual cash bonus for the year of termination; (v) vesting of any unvested portion of the promotion award; and (vi) vesting as of the last day of employment in any unvested portion of any equity awards previously issued to Mr. Bierkan, which may be conditioned on the ultimate achievement of the performance goals.  If the termination is during the renewal term (that is, after the initial two year term of the Bierkan Employment Agreement), Mr. Bierkan will instead be entitled to continued payment of his base salary for a period of 24 months and two times his target annual cash bonus for the year of termination.  The foregoing benefits are conditioned upon Mr. Bierkan’s execution of a general release of claims.  Upon a termination by the Company without “cause” or if Mr. Bierkan resigns for good reason, the Bierkan Agreement no longer provides for a payment of three times (or two times, in the case of a termination during the renewal term of the Bierkan Agreement) the highest grant date fair value of the annual equity award received by him in the prior three calendar years.

For purposes of the Bierkan Employment Agreement, the term “cause” means any of the following, subject to any applicable cure provisions: (i) the conviction of Mr. Bierkan of any felony; (ii) gross negligence or willful misconduct in connection with the performance of Mr. Bierkan’s duties; (iii) conviction of any other criminal offense involving an act of dishonesty intended to result in substantial personal enrichment of Mr. Bierkan at the expense of the Company or its subsidiaries; or (iv) the material breach by Mr. Bierkan of any term of any employment, consulting or other services, confidentiality, intellectual property or non-competition agreements with the Company.  The term “good reason” under the Bierkan Employment Agreement means any of the following, subject to any applicable cure provisions, without Mr. Bierkan’s consent: (i) the assignment to Mr. Bierkan of substantial duties or responsibilities inconsistent with his position with the Company, or any other action by the Company that results in a substantial diminution of Mr. Bierkan’s duties or responsibilities; (ii) a requirement that Mr. Bierkan work principally from a location that is 30 miles further from his residence than the Company’s address on the effective date of the Bierkan Employment Agreement; (iii) a material reduction in Mr. Bierkan’s aggregate base salary and other compensation (including the target bonus amount and retirement plan, welfare plans and fringe benefits) taken as a whole, excluding any reductions caused by the failure to achieve performance targets or on account of the provisions of the Bierkan Employment Agreement; or (iv) any material breach by the Company of the Bierkan Employment Agreement.

If Mr. Bierkan’s employment terminates due to death or disability, in addition to the benefits to be provided regardless of the reason for the termination of employment, Mr. Bierkan’s estate is entitled to receive: (i) payment of the pro rata share of any performance bonus to which Mr. Bierkan would have been entitled for the year of death or disability regardless of whether the performance criteria has been satisfied; (ii) vesting of all unvested equity awards; and (iii) vesting in any unvested portion of the promotion award.

If Mr. Bierkan’s employment terminates due to retirement, in addition to the benefits to be provided regardless of the reason for the termination of employment, Mr. Bierkan is entitled to receive: (i) payment of any pro rata share of any performance bonus to which he would have been entitled for the year of retirement to the extent the performance goals have been achieved; and (ii) vesting of all unvested equity awards, which may be conditioned on the ultimate achievement of the performance goals.

If the parties fail to extend the Bierkan Employment Agreement or enter into a new agreement on or before the end of either the initial term or the renewal term, Mr. Bierkan’s employment will terminate at the end of such term and, in addition to the benefits to be provided regardless of the reason for termination of employment, Mr. Bierkan is entitled to receive: (i) payment of any pro rata share of any performance bonus to which he would have been entitled for the year of non-renewal to the extent performance goals have been achieved; and (ii) vesting of all unvested equity awards.

The Bierkan Employment Agreement contains customary non-competition and non-solicitation covenants that apply during the term and for 24 months following the expiration or termination of Mr. Bierkan’s employment.

As previously disclosed in the Company’s Current Report on Form 8-K filed on August 8, 2016, Mr. Bierkan received a promotion award of $2,250,000 that vests and is paid in two annual installments, subject to Mr. Bierkan’s continued employment on the applicable vesting date, with certain exceptions.  The promotion award is payable 75% in stock of the Company and 25% in cash.

A copy of the Bierkan Employment Agreement is attached to this report as Exhibit 10.1 and incorporated herein by reference.  The summary set forth above is qualified in its entirety by reference to Exhibit 10.1.

Leslie D. Hale’s Employment Agreement

Previously the Company and the Operating Partnership entered into an amended and restated employment agreement with Ms. Hale, effective August 2, 2013, with an initial term of four years.  The new employment agreement entered into with Ms. Hale (the “Hale Employment Agreement”) supersedes the employment agreement previously entered into between the parties.  Pursuant to the Hale Employment Agreement, Ms. Hale was appointed as the Company’s Chief Operating Officer and will continue her employment the Company’s Executive Vice President and Chief Financial Officer.

The Hale Employment Agreement is effective as of August 22, 2016.  The Hale Employment Agreement has a three-year term with an automatic renewal term of one additional year unless either party gives 60 days’ prior notice that the term will not be extended.  Ms. Hale’s base salary each year will be $575,000, effective May 12, 2016.  Ms. Hale is eligible for grants of equity and a cash bonus.  Ms. Hale’s target cash bonus is equal to 125% of her base salary (with the actual bonus to be determined by the compensation committee).

The Hale Employment Agreement also sets forth Ms. Hale’s rights to severance upon termination of employment.  Regardless of the reason for any termination of employment, Ms. Hale is entitled to receive the following benefits: (i) payment of any unpaid portion of her base salary through the effective date of termination; (ii) reimbursement for any outstanding reasonable business expense; (iii) continued insurance benefits to the extent required by law; and (iv) payment of any vested but unpaid rights as may be required independent of the Hale Employment Agreement.

In addition to the benefits described above, if the Company terminates Ms. Hale’s employment without “cause” (including non-renewal by the Company of the initial term of the Hale Employment Agreement for an additional one year period), or if Ms. Hale resigns for good reason, Ms. Hale is entitled to a severance payment of: (i) a pro-rata cash bonus for the year of termination based on the portion of the year that has elapsed and the satisfaction of the performance criteria for such bonus (except in the case of a termination at or after a change of control (as defined in the Company’s equity incentive plan) when satisfaction of the performance criteria is not required); (ii) continued payment of her base salary, as in effect as of Ms. Hale’s last day of employment, for a period of 36 months; (iii) continued payment for life and health insurance coverage for 24 months to the same extent the Company paid for such coverage immediately prior to termination; (iv) three times her target annual cash bonus for the year of termination; (v) vesting of any unvested portion of the promotion award; and (vi) vesting as of the last day of employment in any unvested portion of any equity awards previously issued to Ms. Hale, which may be conditioned on the ultimate achievement of the performance goals.  If the termination is due to non-renewal of the initial term of the Hale Employment Agreement, Ms. Hale will be entitled to continued payment of her base salary for a period of 24 months, and two times her target annual cash bonus for the year of termination.  The foregoing benefits are conditioned upon Ms. Hale’s execution of a general release of claims.  Upon a termination by the Company without “cause” or if Ms. Hale resigns for good reason, the Hale Agreement no longer provides for a payment of three times (or two times, in the case of a non-renewal of the initial term of the Hale Agreement) the highest grant date fair value of the annual equity award received by her in the prior three calendar years.

For purposes of the Hale Employment Agreement, the term “cause” means any of the following, subject to any applicable cure provisions: (i) the conviction of Ms. Hale of any felony; (ii) gross negligence or willful misconduct in connection with the performance of Ms. Hale’s duties; (iii) conviction of any other criminal offense involving an act of dishonesty intended to result in substantial personal enrichment of Ms. Hale at the expense of the Company or its subsidiaries; or (iv) the material breach by Ms. Hale of any term of any employment, consulting or other services, confidentiality, intellectual property or non-competition agreements with the Company.  The term “good reason” under the Hale Employment Agreement means any of the following, subject to any applicable cure provisions, without Ms. Hale’s consent: (i) the assignment to Ms. Hale of substantial duties or responsibilities inconsistent with Ms. Hale’s position with the Company, or any other action by the Company that results in a substantial diminution of Ms. Hale’s duties or responsibilities (other than the Company’s appointment of a new Chief Financial Officer of the Company, provided such appointment does not result in a substantial diminution of Ms. Hale’s duties and responsibilities as Chief Operating Officer); (ii) a requirement that Ms. Hale work principally from a location that is 30 miles further from her residence than the Company’s address on the effective date of the Hale Employment Agreement; (iii) a material reduction in Ms. Hale’s aggregate base salary and other compensation (including the target bonus amount and retirement plan, welfare plans and fringe benefits) taken as a whole, excluding any reductions caused by the failure to achieve performance targets or on account of the provisions of the Hale Employment Agreement; or (iv) any material breach by the Company of the Hale Employment Agreement.

If Ms. Hale’s employment terminates due to death or disability, in addition to the benefits to be provided regardless of the reason for the termination of employment, Ms. Hale’s estate is entitled to receive: (i) vesting of all unvested equity awards; and (ii) vesting in any unvested portion of the promotion award.

If Ms. Hale’s employment terminates due to retirement, in addition to the benefits to be provided regardless of the reason for the termination of employment, Ms. Hale is entitled to receive: (i) payment of any pro rata share of any performance bonus to which she would have been entitled for the year of retirement to the extent the performance goals have been achieved; and (ii) vesting of all unvested equity awards.

If the parties fail to extend the Hale Employment Agreement or enter into a new agreement on or before the end of the renewal term, Ms. Hale’s employment will terminate at the end of such term and, in addition to the benefits to be provided regardless of the reason for termination of employment, Ms. Hale is entitled to receive: (i) payment of any pro rata share of any performance bonus to which she would have been entitled for the year of non-renewal to the extent performance goals have been achieved; and (ii) vesting of all unvested equity awards.

The Hale Employment Agreement contains customary non-competition and non-solicitation covenants that apply during the term and for 24 months following the expiration or termination of Ms. Hale’s employment.

As previously disclosed in the Company’s Current Report on Form 8-K filed on August 8, 2016, Ms. Hale received a promotion award of $2,155,000 that vests and is paid in three annual installments, subject to Ms. Hale’s continued employment on the applicable vesting date, with certain exceptions.  The promotion award is payable 75% in stock of the Company and 25% in cash.

A copy of the Hale Employment Agreement is attached to this report as Exhibit 10.2 and incorporated herein by reference.  The summary set forth above is qualified in its entirety by reference to Exhibit 10.2.

Item 9.01.     Financial Statements and Exhibits

(d) The following exhibits are filed as part of this report:

Exhibit Number	Description
10.1	Employment Agreement, dated as of August 22, 2016 by and among RLJ Lodging Trust, RLJ Lodging Trust, L.P. and Ross H. Bierkan

10.2	Employment Agreement, dated as of August 22, 2016 by and among RLJ Lodging Trust, RLJ Lodging Trust, L.P. and Leslie D. Hale

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RLJ LODGING TRUST

Date: August 26, 2016	By:	/s/ Frederick D. McKalip
Frederick D. McKalip Senior Vice President and General Counsel

EXHIBIT LIST

Exhibit Number	Description
10.1	Employment Agreement, dated as of August 22, 2016 by and among RLJ Lodging Trust, RLJ Lodging Trust, L.P. and Ross H. Bierkan

10.2	Employment Agreement, dated as of August 22, 2016 by and among RLJ Lodging Trust, RLJ Lodging Trust, L.P. and Leslie D. Hale